UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 17, 2023
Commission File Number 1-13610
CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	75-6446078
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)
17950 Preston Road, Suite 600, Dallas, TX 75252	(972) 349-3200
(Address of Principal Executive Offices)	(Registrant's telephone number)
None
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	CMCT	Nasdaq Global Market
Common Stock, $0.001 Par Value	CMCT-L	Tel Aviv Stock Exchange
Series L Preferred Stock, $0.001 Par Value	CMCTP	Nasdaq Global Market
Series L Preferred Stock, $0.001 Par Value	CMCTP	Tel Aviv Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 1.01 Entry into a Material Definitive Agreement
The information set forth under Item 2.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.
Item 2.01 Completion of Acquisition or Disposition of Assets
As part of its asset-light investment approach, on February 17, 2023, an indirect wholly owned subsidiary of Creative Media & Community Trust Corporation (“CMCT”) announced the closing of a co-investment transaction pursuant to which three international co-investors, Kanden Realty & Development America LLC, Taisei USA, LLC and TO-4750 Wilshire Co-Investor, LP, committed to acquire an 80% interest in a property owned by CMCT located at 4750 Wilshire Blvd in Los Angeles (“4750 Wilshire”) for an aggregate purchase price of approximately $34.4 million, excluding transaction costs. The general partner of TO-4750 Wilshire Co-Investor, LP is an indirect wholly-owned subsidiary of CMCT.
CMCT intends to use part of the proceeds from the three co-investors and a mortgage loan that CMCT is in the process of obtaining from a bank to finance the conversion of two out of the three floors of 4750 Wilshire into for-lease multifamily units.
The conversion is expected to cost approximately $31.0 million. Pursuant to the co-investment agreement, each co-investor will pay an on-going management fee to CMCT. In addition, CMCT may earn incentive fees from co-investors based on the performance of 4750 Wilshire after conversion. The co-investment agreement contains terms and conditions customary of a transaction of this nature. The foregoing description of the co-investment agreement is only a summary and is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached to this Form 8-K as Exhibit 10.1, which is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
Explanatory Note
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company is providing the pro forma financial information required by Item 9.01 related to the sale of 4750 Wilshire Boulevard.
The accompanying unaudited pro forma consolidated balance sheet of the Company as of September 30, 2022 is presented as if the completion of the sale of the 80% interest in 4750 Wilshire (the “Co-Investment”) had occurred on September 30, 2022. The accompanying unaudited pro forma consolidated statements of operations of the Company for the nine months ended September 30, 2022 and for the year ended December 31, 2021 are presented as if the Co-Investment had occurred on January 1, 2021.
The accompanying unaudited pro forma consolidated financial statements reflect all adjustments that, in the opinion of management, are necessary to present fairly the pro forma financial position and results of operations of the Company as of and for the periods indicated; however, the accompanying unaudited pro forma consolidated financial statements are not intended to be indicative of the financial position or results of operations that would have actually occurred nor do they purport to represent the financial position or results of operations for future periods. The retrospectively adjusted financial position and results of operations for the indicated periods when reported in the post-sale periodic reports may differ from the pro forma financial statements presented herein. The unaudited pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes accompanying the Company’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2022 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. The unaudited pro forma consolidated statements of operations do not include the impact of any strategies that management may have considered in order to efficiently manage the Company's operations had the sale occurred on January 1, 2021. Pro forma adjustments have not been made in the accompanying pro forma consolidated statements of operations of the Company for the estimated gain on disposition resulting from the sale, for any reimbursements or payments resulting from the sale, or for the use of proceeds resulting from the sale.

Financial Statements and Exhibits
(b) Pro Forma Financial Information
Pro Forma Consolidated Balance Sheet as of September 30, 2022 (Unaudited)	4
Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2022 (Unaudited)	5
Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2021 (Unaudited)	6
Notes to Pro Forma Consolidated Financial Statements (Unaudited)	7

(c) Shell Company Transactions
None

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Amended and Restated Limited Liability Company Operating Agreement of 4750 Wilshire Blvd. (LA) Owner, LLC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
PRO FORMA CONSOLIDATED BALANCE SHEET
As of September 30, 2022
(in thousands, except share and per share amounts) (Unaudited)

	As Reported	Disposition Transaction Accounting Adjustments		Pro Forma
	(a)	(b)
ASSETS
Investments in real estate, net	$503,790	$(40,770)		$463,020
Investment in unconsolidated entity	12,149	8,485	(c)	20,634
Cash and cash equivalents	14,794	34,400	(d)	49,194
Restricted cash	12,006	—		12,006
Loans receivable, net	66,627	—		66,627
Accounts receivable, net	3,930	—		3,930
Deferred rent receivable and charges, net	36,408	(2,354)		34,054
Other intangible assets, net	4,665	—		4,665
Other assets	11,228	(117)		11,111
TOTAL ASSETS	$665,597	$(356)		$665,241
LIABILITIES, REDEEMABLE PREFERRED STOCK, AND EQUITY
LIABILITIES:
Debt, net	$216,442	$—		$216,442
Accounts payable and accrued expenses	24,339	(773)		23,566
Intangible liabilities, net	78	—		78
Due to related parties	3,984	(45)		3,939
Other liabilities	19,537	—		19,537
Total liabilities	264,380	(818)		263,562
COMMITMENTS AND CONTINGENCIES
REDEEMABLE PREFERRED STOCK: Series A cumulative redeemable preferred stock, $0.001 par value; liquidation preference of $25.00 per share, subject to adjustment	29,073	—		29,073
EQUITY:
Series A cumulative redeemable preferred stock, $0.001 par value; liquidation preference of $25.00 per share, subject to adjustment	178,287	—		178,287
Series A1 cumulative redeemable preferred stock, $0.001 par value; liquidation preference of $25.00 per share, subject to adjustment	69,490	—		69,490
Series D cumulative redeemable preferred stock, $0.001 par value; liquidation preference of $25.00 per share, subject to adjustment	1,396	—		1,396
Series L cumulative redeemable preferred stock, $0.001 par value; liquidation preference of $28.37 per share, subject to adjustment	83,745	—		83,745
Common stock, $0.001 par value.	23	—		23
Additional paid-in capital	862,360	—		862,360
Distributions in excess of earnings	(823,523)	462	(e)	(823,061)
Total stockholders’ equity	371,778	462		372,240
Noncontrolling interests	366	—		366
Total equity	372,144	462		372,606
TOTAL LIABILITIES, REDEEMABLE PREFERRED STOCK, AND EQUITY	$665,597	$(356)		$665,241
The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2022
(in thousands, except share and per share amounts) (Unaudited)

	Nine Months Ended September 30, 2022 As Reported	Disposition Transaction Accounting Adjustments		Nine Months Ended September 30, 2022 Pro Forma
	(a)	(b)
REVENUES:
Rental and other property income	$42,484	$(1,127)		$41,357
Hotel income	24,476	—		24,476
Interest and other income	9,078	—		9,078
Total Revenues	76,038	(1,127)		74,911
EXPENSES:
Rental and other property operating	37,557	(1,147)		36,410
Asset management and other fees to related parties	2,757	—	(c)	2,757
Expense reimbursements to related parties—corporate	1,459	—		1,459
Expense reimbursements to related parties—lending segment	1,612	—		1,612
Interest	6,766	—		6,766
General and administrative	4,975	(15)		4,960
Transaction costs	201	—		201
Depreciation and amortization	15,071	(865)		14,206
Total Expenses	70,398	(2,027)		68,371
Income (loss) from unconsolidated entity	176	(180)	(d)	(4)
INCOME BEFORE PROVISION FOR INCOME TAXES	5,816	720		6,536
Provision for income taxes	815	—		815
NET INCOME	5,001	720		5,721
Net income attributable to noncontrolling interests	(19)	—		(19)
NET INCOME ATTRIBUTABLE TO THE COMPANY	4,982	720		5,702
Redeemable preferred stock dividends declared or accumulated	(16,763)	—		(16,763)
Redeemable preferred stock deemed dividends	(19)	—		(19)
Redeemable preferred stock redemptions	(5,044)	—		(5,044)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(16,844)	$720		$(16,124)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS PER SHARE:
Basic	$(0.72)			$(0.69)
Diluted	$(0.72)			$(0.69)
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	23,303			23,303
Diluted	23,303			23,303
   The accompanying notes are an integral part of these consolidated financial statements.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2021
(in thousands, except share and per share amounts) (Unaudited)

	Year Ended December 31, 2021 As Reported	Disposition Transaction Accounting Adjustments		Year Ended December 31, 2021 Pro Forma
	(a)	(b)
REVENUES:
Rental and other property income	$52,838	$(1,480)		$51,358
Hotel income	16,722	—		16,722
Interest and other income	21,366	—		21,366
Total Revenues	90,926	(1,480)		89,446
EXPENSES:
Rental and other property operating	39,272	(1,539)		37,733
Asset management and other fees to related parties	9,030	(366)	(c)	8,664
Expense reimbursements to related parties—corporate	2,050	—		2,050
Expense reimbursements to related parties—lending segment	1,921	—		1,921
Interest	9,413	—		9,413
General and administrative	6,844	(17)		6,827
Transaction costs	143	—		143
Depreciation and amortization	20,112	(1,164)		18,948
Total Expenses	88,785	(3,086)		85,699
Income (loss) from unconsolidated entity	—	(248)	(d)	(248)
INCOME BEFORE PROVISION (BENEFIT) FOR INCOME TAXES	2,141	1,358		3,499
Provision for income taxes	2,992	—		2,992
NET LOSS	(851)	1,358		507
Net loss (income) attributable to noncontrolling interests	1	—		1
NET LOSS ATTRIBUTABLE TO THE COMPANY	(850)	1,358		508
Redeemable preferred stock dividends declared or accumulated	(18,763)	—		(18,763)
Redeemable preferred stock deemed dividends	(253)	—		(253)
Redeemable preferred stock redemptions	(113)	—		(113)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(19,979)	$1,358		$(18,621)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS PER SHARE:
Basic	$(1.04)			$(0.97)
Diluted	$(1.04)			$(0.97)
WEIGHTED AVERAGE SHARES OF COMMON STOCK OUTSTANDING:
Basic	19,187			19,187
Diluted	19,187			19,187

The accompanying notes are an integral part of these consolidated financial statements.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)
TRANSACTION ACCOUNTING ADJUSTMENTS
The transaction accounting adjustments are based on our preliminary estimates and assumptions that are subject to change. The following adjustments have been reflected in the unaudited pro forma consolidated financial information:
Adjustments to the Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2022
(a)Reflects the Company’s historical unaudited consolidated balance sheet as of September 30, 2022, which was included in the Company’s Quarterly Report on Form 10-Q, as filed with the SEC on November 14, 2022.
(b)Reflects an 80% share of Company’s property-level historical financial position related to 4750 Wilshire as of September 30, 2022, except for certain of the pro forma adjustments described below that are a direct result of the transaction.
Investment in unconsolidated entity
(c)Reflects the Company’s retained 20% interest in 4750 Wilshire as of September 30, 2022 accounted for as an equity-method investment which will be consistent with the Company’s accounting treatment for its retained 20% interest in 4750 Wilshire following the Co-Investment.
Cash and cash equivalents
(d)Reflects the $34.4 million cash consideration to be received under the Co-Investment.
Distributions in excess of earnings
(e)Reflects the excess of the net cash proceeds from the sale of the Co-Investment over the carrying value, as of September 30, 2022, of the assets net of liabilities of the 4750 Wilshire. This amount has not been reflected in the pro forma consolidated statements of operations as it is considered to be nonrecurring in nature.
Adjustments to the Unaudited Pro Forma Consolidated Statements of Operations for the Nine Months Ended September 30, 2022 and the Year Ended December 31, 2021
(a)Reflects the historical unaudited consolidated statements of operations for the nine months ended September 30, 2022 and the year ended December 31, 2021, which were included in the Quarterly Report on Form 10-Q, as filed with the SEC on November 14, 2022, and the Annual Report on Form 10-K, as filed with the SEC on March 16, 2022, respectively.
(b)Reflects an 80% share of the Company’s property-level historical results of operations related to 4750 Wilshire for the nine months ended September 30, 2022 and for the year ended December 31, 2021, except the pro forma adjustments described below that are a direct result of the transaction.
Asset management and other fees to related parties
(c)For the year ended December 31, 2021, asset management fees were calculated as a percentage of the daily average gross fair value of assets, which would have resulted in a pro forma decrease of the asset management fee for the Co-Investment for the year ended December 31, 2021 of $366,000. Because of the application of the fee waiver dated as of January 1, 2022, the asset management fee has been calculated for pro forma purposes as a percentage of the net asset value applicable to common shareholders for the nine months ended September 30, 2022, which resulted in no pro forma adjustment of the asset management fee for the Co-Investment for this period.
Income (loss) from unconsolidated entity
(d)     Reflects the Company’s retained 20% share of 4750 Wilshire’s net income for the nine months ended September 30, 2022 and for the year ended December 31, 2021 accounted for as an equity-method investment which will be consistent with the Company’s accounting treatment for its retained 20% interest in 4750 Wilshire following the Co-Investment.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CREATIVE MEDIA & COMMUNITY TRUST CORPORATION
Dated: February 23, 2023	By:	/s/ David Thompson David Thompson Chief Executive Officer